UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2002

RAINMAKER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28009	33-0442860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Green Hills Road, Scotts Valley, California	95066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (831) 430-3800

None
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT

99.2	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.    REGULATION FD DISCLOSURE

On November 13, 2002, Rainmaker Systems, Inc. (the “Company”) submitted to the Securities and Exchange Commission, along with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, a written certification by the principal executive officer, Michael Silton, and the principal financial officer, Martin Hernandez, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of certification is attached hereto as Exhibit 99.2.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

November 14, 2002	/s/ Michael Silton
Date	(Signature)*

By: Michael Silton Title: Chairman of the Board, President and Chief Executive Officer

*	Print name and title of the signing officer under his signature.